ALI REZA JAFARI
					 LIMITED POWER OF ATTORNEY FOR

				    SECTION 16 REPORTING OBLIGATIONS

	    Know all by these
presents, that the undersigned hereby makes, constitutes and appoints each of Martin K. Lowen, Denis A. Curran and Steven M.
Boyce, each acting
individually, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

	    (1) prepare,
execute, acknowledge, deliver and file in the undersigned's name and on the undersigned's behalf, and submit to the United
States Securities and
Exchange Commission (the "SEC"), a Form ID (including any amendments thereto) and any other documents necessary or appropriate to obtain codes and passwords for the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 and
the rules and regulations promulgated thereunder, as amended from time to time
(the "Exchange Act");

	    (2) prepare, execute,
acknowledge, deliver and file Forms 3, 4, and 5
(including any amendments
thereto) with respect to the securities of NeuStar, Inc., a Delaware corporation (the "Company"), required to be filed with the SEC, any national securities exchanges and the Company pursuant to Section 16(a) of the Exchange Act;

	    (3) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers and employee benefit plan administrators and trustees, and the undersigned hereby authorizes and approves any such release of information; and

	    (4) perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

	    The
undersigned acknowledges that:

	    (1) this Power of Attorney
authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

	    (2) any documents
prepared and/or executed by either such
attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

	    (3) neither
the Company nor either of such attorneys-in-fact assumes
(i) any
liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section
16(b) of the Exchange Act; and

	    (4) this Power of
Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under
Section 16
of the Exchange Act.

	    The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.

	    This Power of Attorney
shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

	    IN
WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of April, 2006.

								    /s/ A. Reza
Jafari
							---------------------------------------------

							Signature

							Ali Reza Jafari

							---------------------------------------------
							Print Name



COMMONWEALTH OF VIRGINIA		  )
							 )
COUNTY OF LOUDON				)


	    On this 7th day of April, 2006, Ali Reza Jafari personally appeared before me, and acknowledged that s/he executed the foregoing instrument for the purposes therein contained.

	    IN WITNESS
WHEREOF, I have hereunto set my hand and official seal.



										Cathleen A. Bieber

--------------------------------------

								 Notary Public


								 My Commission Expires:  July 31, 2007







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